                                                               (LOGO)
                                                              Aberdeen
                                                           Australia Equity
                                                               Fund, Inc.


       Invests primarily in equity securities of Australian companies listed on The Australian Stock Exchange.

                                                             Annual Report

                                                            October 31, 2002

Letter to Shareholders

                                             December 13, 2002
Dear Shareholder,
We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the "Fund") for the year ended October 31, 2002. Included in this report is a review of the Australian economy and investment markets, together with an overview of the Fund's investments prepared by Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager").

Quarterly Distribution Rate
A cash distribution for the current quarter of 2.5 cents per share was paid on October 11, 2002.

On March 14, 2002 the Board of Directors determined to discontinue the Fund's managed distribution policy, in order to better enable the Investment Manager to achieve the Fund's principal investment objective of long-term capital appreciation. It is the Board's intention that the quarterly distribution of 2.5 cents per share be maintained for 12 months beginning with the April 12, 2002 distribution payment. This policy is subject to regular review at the Board's quarterly meetings. The next review is scheduled to take place in March 2003.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31, 2002.

Net Asset Value Performance
For the twelve months ended October 31, 2002, the Fund's total return based on NAV was 19.0% after expenses (assuming reinvestment of distributions) compared with 6.9%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance
The Fund's share price rose 8.3% over the year, from $5.29 on October
31, 2001 to $5.73 on October 31, 2002. The Fund's share price on
October 31, 2002 represented a discount of 16.2% to the NAV per share of $6.84 on that date. On October 31, 2001, the discount to NAV was 11.4%.
At the date of this report the share price was $5.99, representing a discount of 11.3% to the NAV of $6.75.

                              (GRAPH)

Buy-Back Program
On March 19, 2001 the Fund announced the approval of a share buy-back program. Purchases of shares under this program commenced on June 6, 2001 and as of the date of this report 370,700 shares have been repurchased and cancelled.

For information about the Fund, including weekly updates of share prices, NAV and details of recent distributions, please contact
Aberdeen Asset Management Investor Relations, by:

- Calling toll free on 1-800-522-5465 in the United States,
- E-mailing to InvestorRelations@aberdeen-asset.com, or
- Visiting the website at www.aberdeen-asset.com.us

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Hugh Young
Chairman and President

    All amounts are U.S. dollars unless otherwise stated.

Your Board's policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2002 were comprised of $0.15 per share of net investment income and $0.07 per share of realized long-term capital gains.

In January 2003, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan"), which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement EquiServe Trust Company, N.A. (the "Plan Agent") will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case the Fund will issue additional shares.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or
toll free on 1-800-451-6788.
                                                     5

Report of the Investment Manager

Investment Strategy
The Investment Manager remains stock selective and value focused in investments, preferring companies with good quality management, solid cash flows and strong balance sheets. The bottom-up stock selection process has led to a portfolio with underweight positions in media, transport, health and biotech, while defensive sectors such as gaming, utilities and alcohol are well represented. The Fund's current stock holdings provide a defensive and domestic nature to the portfolio, which the Investment Manager believes to be appropriate in the current environment. Financial stocks within the portfolio contributed positively to performance and benefited from a strong weighting in QBE Insurance Group which was the best contributing stock over the quarter. Utilities significantly out-performed the overall index over the quarter and the Fund gained from its overweight position in this sector. The overweight position in Consumer Staples and the zero holding in Health Care also had a positive asset allocation effect. Materials and Telecommunications also produced gains. Of particular note were the contributions made by Telecom Corporation of New Zealand and Iluka Resources. The Fund's holding in Woodside Petroleum had a negative impact on performance.

Portfolio Composition
The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets. On October 31, 2002 the Fund held 95.2% of its assets in equities and 4.8% in short-term investments (including other assets in excess of liabilities).

                                (GRAPH)
6

Selected Equity Holdings

The following notes highlight the Fund's top ten holdings at October
31, 2002.

6.9% of net assets
BHP Billiton Ltd is a major international resources company with a global portfolio of high quality assets. BHP's new strategic framework aims to focus on reducing operating costs, and free cash flow on a normalized basis as a result of the cost cutting. Management has identified $10 billion of mature growth potential investment in the current portfolio. A high proportion of assets is being invested in petroleum, reflecting the high growth opportunities of the Exploration & Production sector, without some of the regulatory and market constraints that impact growth in some metals and mining sectors. The Company aims to substantially increase oil and natural gas production within five years as it starts up new fields in the Gulf of Mexico, Algeria and Australia. BHP's results for the quarter ended September 30, 2002 showed continued strong performance from its diversified asset base with earnings before interest and tax of $819 million.

6.8% of net assets
QBE Insurance Group Ltd is an international insurance and reinsurance group, with operations in over 40 countries, underwriting most forms of commercial, industrial and individual insurance policies. Europe represents over 58% of the Group's business. The Group's strategy is directed at growth through acquisitions, customer retention and the development of new products. As part of this strategy, International General Insurance operations is expanding its geographic spread, particularly in the growth markets of Asia, Eastern Europe and Latin America. For the half year to June 30, 2002, QBE reported earnings of $63 million after tax (compared to a loss of $13.7 million for the half year to December 31, 2001) and an increase in net revenue from policy sales of 18% to $1.5 billion as the Company increased prices by more than a fifth and claims were lower than expected.

6.4% of net assets
Rio Tinto Ltd is the third largest mining company in the world, focused on developing resource operations globally via acquisitions and organic growth. Rio Tinto's strategy has seen the company make a number of acquisitions in the last two years across five of its core product groups. Rio's management is looking to increased benefits from acquisitions to flow through over the next two years.

5.4% of net assets
BRL Hardy Ltd is an Australian producer and exporter of wine. The Company's wines are distributed worldwide through a network of sales and marketing operations, and its brands include Hardys, Houghton, Banrock, Station, Leasingham and Nobilo Wines. BRL's strategy is to provide a sufficient volume of quality wine to satisfy demand in Australia and overseas, prompting a vineyard expansion program. In June 2002 BRL formed a joint venture with South Africa's Stellenbosch Vinegards. The joint venture arrangements will create a new branded wine from Stellenbosch Vineyards, which will be marketed in Europe through BRL's sales and marketing network. The Group announced results for the six months ended June 30, 2002 with a 29% increase in net profit before tax from $24 million to $31 million. The results reflected higher sales and earnings from each of its three key world wine markets -- Australasia, Europe and North America.
zzzzzzzzzzzzz
4.8% of net assets
Australia & New Zealand Banking Group Ltd ("ANZ") consists of a financial network extending across Asia and the Pacific. The network offers financial services including retail and corporate banking, project and structured finance, foreign exchange, unit trusts, managed investments, trust funds, insurance, and fund management services. ANZ's strategy has been refocused toward lower risk retail operations in the Asia Pacific region. In early 2002 ANZ and ING combined their wealth management divisions to become one of the largest wealth management groups in Australia and New Zealand.

4.4% of net assets
National Australia Bank Ltd ("NAB") is a financial services group, providing a comprehensive, integrated range of financial services across 15 countries. NAB is ranked as one of the 50 largest banks in the world. NAB is undergoing a strategic shift from a provider of traditional banking services to an integrated global financial services group. The Group has been restructured into three regional banking operations and two internationally focused operations -- Wholesale Financial Services and Wealth Management. NAB has also implemented a Group-wide productivity improvement program that it hopes will deliver annual expense reductions of $204 million by September 2004.

4.3% of net assets
Foster's Group Ltd's principal activities are the production and marketing of alcoholic and non-alcoholic beverages, with Foster's also holding major investments in licensed properties. Foster's Group has won a ten-year contract to brew the Stella

Arto's brand premium beer, which is the fourth-ranked imported premium beer in Australia. With the acquisition of Beringer Blass in February (a premium, multi-brand business) Foster's has achieved some diversification from the traditional beer production and marketing business. In 2002 sales from its global wine business exceeded beer for the first time.

4.2% of net assets
Leighton Holdings Ltd is an Australian project development and construction group. The Group also produces over 60 million tons of coal annually across Australia and Asia. The Group consists of five operating companies. Leighton hopes to deliver further growth in the medium-term driven by increased work in Asia, particularly in the Philippines. Management also hopes to achieve growth in the property development market through to 2006, with road and rail projects planned for NSW and Victoria over the next few years.

4.2% of net assets
Westpac Banking Corporation Ltd is a provider of banking and financial services in Australia, New Zealand and nine Pacific Island nations. Westpac operates four main business divisions, including Australian Retail Financial Services, Westpac Institutional Bank, Westpac Trust and Pacific Banking. Following Westpac's acquisition of Rothschild Australia Asset Management in April 2002 and Bankers Trust in September 20002, the company has confirmed its desire to become a force in wealth management in Australia. The latter of the two acquisitions is hoped by Westpac to become profitable within two years.

4.2% of net assets
Commonwealth Bank of Australia ("CBA") provides financial services including retail, business, fund management, insurance, investment banking, brokerage services and financing, operating primarily in Australia and New Zealand. While the bank has made some inroads into Asia, its strategy is focused on the domestic market and the expansion of financial services and non-interest income. Cost controls have come through outsourcing non-core operations and investment in e-commerce in order to improve efficiencies.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of the investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index.

As of October 31, 2002, the Fund did not have more than 25% of its assets invested in any industry group.
                                               9

Market Review and Outlook

Economy
The Australian economy is currently in its eleventh year of expansion. Recent economic data indicated that the economy's annual growth rate was 3.8% in the second quarter of 2002. This result was underpinned by strong consumer demand, with retail sales 8% higher than the second quarter of 2001, and a strong housing sector, with building approvals recently pulling back from 8 year highs. In the labor market, employment growth is currently running at an annual rate of 2% and the unemployment level has dropped to a 12-month low of 6.2%. Business conditions improved throughout 2002 to reach their highest levels since late 1999, reflecting better profitability and employment and trading conditions at 2-year highs. Business confidence has also strengthened in the face of weaker equity markets and threats of war. Following two 0.25% tightenings earlier in 2002, the Reserve Bank of Australia (RBA) has opted to leave interest rates unchanged since June 2002, with its decisions likely to have been influenced by uncertainty about the strength of the global recovery, the threat of military action in Iraq and volatility in global equity markets. This has maintained Australian interest rates at historically low levels and an accommodative stance of monetary policy, although the RBA still retains a bias to raise interest rates further.

Stock Market
Following a strong first quarter of 2002 for equity markets, the second quarter saw a rise in investor uncertainty over the prospects for an economic recovery and the third quarter has seen the Australian share market record its second largest quarterly fall in ten years. This was principally driven by offshore factors, not least the crisis of confidence suffered in the U.S. following a series of bankruptcies and accounting scandals. Increasing concern over the possibility of a war with Iraq towards the end of the quarter also clouded global investor sentiment, economic forecasts and earnings outlooks.

Currency
The Australian dollar surged through the first half of 2002 before losing ground in July, with investors heading for the relative safety of the Euro and the U.S. dollar as the equity market fallout prompted renewed fears of a global recession. The Investment Manager's long-held view that the Australian dollar would appreciate towards 56 cents was achieved, and exceeded, in recent months as an ebbing of support for the U.S. dollar benefited peripheral currencies. The widening of the differential between Australian and U.S. interest rates continued throughout 2002, reaching levels not seen since the mid 1990s. This should remain a key source of support to the currency in the near term--particularly given the likelihood that an easing in U.S. interest rates will see the differential widen further
- as will the relative strength of domestic fundamentals. The Investment Manager retains the view that a target of 60 cents is achievable over the next 12 months.

The Australian dollar rose during the year, closing at $0.55 on October 31, 2002.

Aberdeen Asset Managers (C.I.) Limited
December 2002
                                       11

Portfolio of Investments
October 31, 2002

                                          Value
Shares       Description                  (US$)
---------------------------------------------------
LONG-TERM INVESTMENTS--95.2%
Common Stocks--95.2%
Diversified Industries--27.1%
2,920,000    Australian Agricultural
              Company Limited         $    1,183,088
1,450,000    BRL Hardy Limited             6,212,931
 285,000     Foodland Associated
              Limited                      3,013,361
1,880,000    Foster's Group Limited        4,956,359
 936,000     Leighton Holdings
              Limited                      4,883,317
1,190,000    Lion Nathan Limited           3,441,089
2,000,000    Pacifica Group Limited        4,351,383
 480,000     Woolworths Limited            3,279,522
                                      --------------
                                          31,321,050
                                      --------------
Resources and Mining--16.7%
1,488,000    BHP Billiton Limited          8,002,726
1,438,448    Iluka Resources Limited       3,832,187
 417,968     Rio Tinto Limited*            7,411,825
                                      --------------
                                          19,246,738
                                      --------------
Services--51.4%
 671,004     Aristocrat Leisure
              Limited*                     1,817,424
 530,000     Australia & New Zealand
              Banking Group Limited        5,539,077
 530,000     Australian Gas Light
              Company Limited              3,000,456
 355,275     Australian Stock
              Exchange Limited             2,267,638
2,530,664    AXA Asia Pacific
              Holdings Limited             3,441,215
1,116,119    Collection House
              Limited                      1,901,780
 288,000     Commonwealth Bank of
              Australia               $    4,859,340
2,260,000    GasNet Australia Trust        2,445,988
 266,000     National Australia Bank
              Limited                      5,074,257
1,850,000    QBE Insurance Group
              Limited                      7,906,308
 487,000     TAB Queensland Limited        1,189,304
 459,000     TABCORP Holdings
              Limited                      2,950,071
1,623,000    Telecom Corporation of
              New Zealand Limited*         4,008,573
1,812,000    Telstra Corporation
              Limited                      4,787,143
 618,000     Westpac Banking
              Corporation Limited          4,870,663
 503,000     Woodside Petroleum
              Limited                      3,355,704
                                      --------------
                                          59,414,941
                                      --------------
             Total common stocks
              (cost $101,735,130)        109,982,729
                                      --------------

Principal
Amount
(000)
---------
SHORT-TERM INVESTMENT--4.4%
Demand Deposit--4.4%
A$
   9,208     Banque Nationale de
              Paris,
              4.50%, 10/1/02
              (cost $5,059,107)            5,110,534
                                      --------------

-------------------------------------------------------------------------------
Total Investments--99.6% (cost $106,794,237; Note 4)                115,093,263
Other assets in excess of liabilities--0.4%                             396,508
-------------------------------------------------------------------------------
Net assets--100%                                                   $115,489,771
------------------------------
* Portion of security on loan, see Note 3.
12 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2002

Assets
Investments, at value (cost $106,794,237)......................   $115,093,263
Foreign currency, at value (cost $139,100).....................        138,184
Cash...........................................................         88,761
Receivable for investments sold................................        367,692
Dividends and interest receivable..............................        196,161
Other assets...................................................        105,741
                                                                  ------------
    Total assets...............................................    115,989,802
                                                                  ------------
Liabilities
Accrued expenses and other liabilities.........................        307,371
Payable for investments purchased..............................        104,403
Investment management fee payable..............................         83,912
Administration fee payable.....................................          4,345
                                                                  ------------
    Total liabilities..........................................        500,031
                                                                  ------------
Net Assets.....................................................   $115,489,771
                                                                  ------------
                                                                  ------------
Net assets were comprised of:
    Common stock, $.01 par value...............................   $    168,935
    Paid-in capital in excess of par...........................    136,697,780
                                                                  ------------
                                                                   136,866,715
    Accumulated net realized gain on investments...............        607,351
    Net unrealized appreciation on investments.................      7,271,546
    Accumulated net realized and unrealized foreign exchange
    losses.....................................................    (29,255,841)
                                                                  ------------
    Net assets.................................................   $115,489,771
                                                                  ------------
                                                                  ------------
Net asset value per share:
  ($115,489,771 / 16,893,498 shares of common stock issued
  and outstanding).............................................          $6.84
                                                                  ------------
                                                                  ------------

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 13

Statement of Operations
Year Ended October 31, 2002
Net Investment Income

Income
  Dividends (net of foreign withholding taxes of $124,048).....   $ 4,466,184
  Interest.....................................................       182,201
  Income from securities loaned, net...........................        22,775
                                                                  -----------
  Total income.................................................     4,671,160
                                                                  -----------
Expenses
  Investment management fee....................................     1,099,493
  Custodian's fees and expenses................................       181,000
  Directors' fees and expenses.................................       140,000
  Reports to shareholders......................................       121,000
  Legal fees and expenses......................................       120,000
  Insurance expense............................................        87,000
  Independent accountant's fees and expenses...................        75,000
  Investor relations fees and expenses.........................        71,000
  Administration fee...........................................        57,107
  Transfer agent's fees and expenses...........................        42,000
  Miscellaneous................................................        11,149
                                                                  -----------
  Total operating expenses.....................................     2,004,749
                                                                  -----------
Net investment income..........................................     2,666,411
                                                                  -----------
Realized and Unrealized Gains on Investments and Foreign Currencies
Net realized gain on investment transactions...................     4,690,241
Net increase in unrealized appreciation on investments.........     1,234,408
                                                                  -----------
Net gain on investments........................................     5,924,649
                                                                  -----------
Net increase in net assets resulting from operations before net
  foreign exchange gains.......................................     8,591,060
Net realized and unrealized foreign exchange gains.............     9,882,629
                                                                  -----------
Net Increase In Net Assets Resulting From Operations...........   $18,473,689
                                                                  -----------
                                                                  -----------

14 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

Statement of Changes in Net Assets

                                                     Year Ended October 31,
                                            ----------------------------------------
                                                   2002                  2001
                                            ------------------    ------------------
Increase (Decrease) in Net Assets
Operations
  Net investment income..................      $  2,666,411          $  2,037,541
  Net realized gains (losses) on
    investment transactions..............         4,690,241            (2,376,854)
  Net increase (decrease) in unrealized
    appreciation on investments..........         1,234,408              (618,229)
                                            ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations before net
    foreign exchange gains (losses)......         8,591,060              (957,542)
  Net realized and unrealized foreign
    exchange gains (losses)..............         9,882,629            (2,829,055)
                                            ------------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations............        18,473,689            (3,786,597)
Dividends to shareholders from net
  investment income......................        (2,602,055)            --
Tax return of capital....................                --           (11,592,876)
Distributions to shareholders from
  long-term capital gains................        (1,207,190)            --
Cost of Fund shares reacquired in
  repurchase program (263,300 and 33,200
  shares, respectively)..................        (1,536,167)             (200,299)
                                            ------------------    ------------------
Total increase (decrease)................        13,128,277           (15,579,772)
Net Assets
Beginning of year........................       102,361,494           117,941,266
                                            ------------------    ------------------
End of year(a)...........................      $115,489,771          $102,361,494
                                            ------------------    ------------------
                                            ------------------    ------------------
------------------------------
(a) Includes undistributed net investment
    income of:...........................      $         --          $     34,742
                                            ------------------    ------------------

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 15

Notes to Financial Statements

Aberdeen Australia Equity Fund, Inc. (the 'Fund') is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund's secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, listed on The Australian Stock Exchange. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:
The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency.

Securities Valuation:
The Fund's Board of Directors has adopted Pricing and Valuation Procedures (the 'Procedures') to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which

16 Aberdeen Australia Equity Fund, Inc.

market quotations are not readily available are valued at fair value in good faith using methods set forth in the Procedures.

Repurchase Agreements:
In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:
Australian dollar ('A$') amounts are translated into United States dollars ('US$') on the following basis:

(i) market value of investment securities, other assets and liabilities--at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at October 31, 2002. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized and unrealized foreign exchange gains (losses) include realized foreign exchange gains (losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains (losses) in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains (losses)

                                         Aberdeen Australia Equity Fund, Inc. 17
shown in the composition of net assets at October 31, 2002 represent foreign exchange gains (losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States dollar.

The exchange rate at October 31, 2002 was US$0.55 to A$1.00 for the Australian dollar.

Securities Transactions and Net Investment Income:
Securities transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Dividends and Distributions:
It is the Fund's current policy to pay quarterly distributions from net investment income, which may be supplemented by net realized capital gains and, to the extent necessary, return of paid-in capital, on a quarterly basis. On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Taxes:
For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains (losses) resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.

It is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no provision for

18 Aberdeen Australia Equity Fund, Inc.

United States income taxes is required. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.

Securities Lending:
The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral in the form of other securities at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends on the securities loaned and any gain (loss) in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Note 2. Agreements
Aberdeen Asset Managers (C.I.) Limited (the 'Investment Manager') serves as investment manager to the Fund and Aberdeen Asset Management Limited (the 'Investment Adviser') serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million. The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $296,320 to the Investment Adviser during the year ended October 31, 2002.

Prudential Investments LLC (the 'Administrator') serves as administrator to the Fund pursuant to an agreement which provides the Administrator with a fee at the annual rate of the greater of $25,000, or 0.05%, of the Fund's average weekly net assets.
                                         Aberdeen Australia Equity Fund, Inc. 19

Under terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. ('Aberdeen'), an affiliate of the Fund's Investment Manager and Investment Adviser, serves as the Fund's investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the year ended October 31, 2002, the Fund incurred fees of approximately $60,000 for the services of Aberdeen. As of October 31, 2002, $5,000 was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002 aggregated $62,563,127 and $61,227,912, respectively.

As of October 31, 2002, the Fund had securities on loan with an aggregate market value of $6,638,144. The Fund received $7,269,298 in securities as collateral for securities on loan in accordance with the Fund's securities lending procedures.

Note 4. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities in a way that more closely represents their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (losses) on investments.

For the year ended October 31, 2002, the Fund decreased undistributed net investment income by $99,098, decreased accumulated net realized gain on investments by $93,018, decreased accumulated realized and unrealized foreign exchange losses by $157,374 and increased paid-in capital in excess of par by $34,742. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended October 31, 2002, the tax character of total dividends paid was $2,602,055 of ordinary income and $1,207,190 of long-term capital gains. The Fund utilized a capital loss carryforward of $2,467,381.

As of October 31, 2002, the accumulated undistributed long-term gains on a tax basis were $1,145,495.

20 Aberdeen Australia Equity Fund, Inc.

The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of October 31, 2002 were as follows:

                                                               Net
                                                            Unrealized
   Tax Basis         Appreciation       Depreciation       Appreciation
----------------   ----------------   ----------------   ----------------
  $108,306,499       $12,706,151        $(5,919,387)        $6,786,764

The difference between book and tax basis is primarily attributable to deferred losses on wash sales.

Note 5. Capital
There are 20 million shares of $.01 par value common stock authorized. At October 31, 2002 there were 16,893,498 shares issued and outstanding.
On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. The weighted average discount for the year ended October 31, 2002 was 14.16%. During the fiscal years ended October 31, 2002 and October 31, 2001, the Fund repurchased and cancelled under this program 263,300 and 33,200 shares, respectively.

Note 6. Dividends and Distributions
The Board of Directors of the Fund approved on December 11, 2002 a quarterly distribution of $0.025 per share of ordinary income and a special distribution of $0.070 per share of long-term capital gains, payable on January 13, 2003 to shareholders of record on December 31, 2002.

Note 7. Beneficial Ownership; Change of Control
Based on filings with the Securities and Exchange Commission, on October 17, 2002, Bankgesellschaft Berlin (A.G.) ('Bankgesellschaft') acquired 5,348,149 shares of common stock of the Fund from Mira L.P. in a private placement and subsequently otherwise acquired an additional 22,000 shares of common stock of the Fund. This number of shares represented 31.7% of the outstanding shares of the Fund as at the date of this report. As of October 31, 2002, Bankgesellschaft was the beneficial owner of 31.8% of the outstanding shares of the Fund.

                                         Aberdeen Australia Equity Fund, Inc. 21

Financial Highlights

                                                                                Year
                                                                               Ended
                                                                          October 31, 2002
                                                                          ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................................       $   5.97
                                                                              --------
Net investment income..................................................            .15
Net realized and unrealized gains (losses) on investments and foreign
  currencies...........................................................            .93
                                                                              --------
  Total from investment operations.....................................           1.08
                                                                              --------
Dividends from net investment income...................................           (.15)
Distributions from net capital and currency gains......................           (.07)
Tax return of capital..................................................             --
                                                                              --------
  Total dividends and distributions....................................           (.22)
                                                                              --------
Capital reduction with respect to issuance of Fund shares..............             --
Increase resulting from Fund share repurchase..........................            .01
                                                                              --------
Net asset value, end of year...........................................       $   6.84
                                                                              --------
                                                                              --------
Market price per share, end of year....................................       $   5.73
                                                                              --------
                                                                              --------
TOTAL INVESTMENT RETURN BASED ONPound:
Market value...........................................................          12.55%
Net asset value........................................................          19.04%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets................................           1.76%
Ratio of net investment income to average net assets...................           2.33%
Portfolio turnover rate................................................             56%
Net assets, end of year (000 omitted)..................................       $115,490
Average net assets (000 omitted).......................................       $114,213

------------------------------
 Pound Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
     D Less than $0.005 per share.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.

22 Aberdeen Australia Equity Fund, Inc.       See Notes to Financial Statements.

              Year Ended October 31,
---------------------------------------------------
  2001          2000          1999          1998
---------     ---------     ---------     ---------
$    6.86     $    8.78     $    8.25     $    9.35
---------     ---------     ---------     ---------
      .12           .14           .08           .21
     (.33)        (1.25)         1.26          (.41)
---------     ---------     ---------     ---------
     (.21)        (1.11)         1.34          (.20)
---------     ---------     ---------     ---------
       --          (.12)         (.30)         (.23)
       --          (.69)         (.51)         (.66)
     (.68)           --            --            --
---------     ---------     ---------     ---------
     (.68)         (.81)         (.81)         (.89)
---------     ---------     ---------     ---------
       --            --            --          (.01)
       --D           --            --            --
---------     ---------     ---------     ---------
$    5.97     $    6.86     $    8.78     $    8.25
---------     ---------     ---------     ---------
---------     ---------     ---------     ---------
$    5.29     $   5.875     $    8.00     $  6.5625
---------     ---------     ---------     ---------
---------     ---------     ---------     ---------
     1.06%       (17.31)%       34.91%        (0.38)%
    (2.32)%      (12.02)%       17.77%        (0.34)%
     1.80%         1.66%         2.58%         1.61%
     1.77%         1.66%          .87%         2.38%
       50%          120%          143%          180%
$ 102,361     $ 117,941     $ 150,916     $ 141,794
$ 115,051     $ 143,801     $ 157,565     $ 149,827

See Notes to Financial Statements.       Aberdeen Australia Equity Fund, Inc. 23

Report of Independent Accountants
To the Shareholders and Board of Directors of Aberdeen Australia Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Australia Equity Fund, Inc. (the 'Fund') at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 16, 2002

24 Aberdeen Australia Equity Fund, Inc.

Federal Tax Information:
Dividends and Distributions (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2002) as to the federal income tax status of dividends paid by the Fund during such fiscal year.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit or an itemized deduction in computing their United States income tax liability. It is generally more advantageous to claim a credit rather than take a deduction. For the fiscal year ended October 31, 2002 the Fund intends on passing through approximately $89,000 of ordinary income distributions as a foreign tax credit.

                                                                              Net
                                                           Foreign       Dividends and
                                              Gross         Taxes        Distributions
                                              Amount        Paid              Paid
                                              ------       -------       --------------
Australia
  --dividends                                 $.158         $.005            $ .153
United States
  --long-term capital gains                     .07            --               .07
                                              ------       -------           ------
                                              $.228         $.005            $ .223
                                              ------       -------           ------
                                              ------       -------           ------

In January 2003, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2002.
                                         Aberdeen Australia Equity Fund, Inc. 25

Capital Structure (Unaudited)
                                 SHARE CAPITAL

--------------------------------------------------------------------------------------------------------
Authorized                    Issued
--------------------------------------------------------------------------------------------------------
20,000,000                    16,893,498           Common stock, at $0.01 par value per share
--------------------------------------------------------------------------------------------------------

                                CAPITAL HISTORY

--------------------------------------------------------------------------------------------------------
                                              Common Stock
--------------------------------------------------------------------------------------------------------
December 15, 1985                10,810            Seed shares issued to Equitilink International
                                                    Management Ltd.
                                                    (former name of the Investment Manager of the
                                                    Fund) at $9.25.
December 19, 1985             6,000,000            Initial public offering of common stock at
                                                    $9.25.
Semi-Annual period ended        (10,500)           Buy back of common stock
 December 31, 1987
Quarter ended June 30,         (289,500)           Buy back of common stock
 1987
Quarter ended January 31,       295,630            Shares issued through dividend reinvestment
 1988*                                              program
Quarter ended April 30,          12,760            Shares issued through dividend reinvestment
 1990                                               program
August 13, 1993               3,762,000            Rights offering of common stock at $8.74 per
                                                    share
May 20, 1994                  6,113,250            Rights offering of common stock at $9.78 per
                                                    share
Quarter ended January 31,       848,706            Shares issued through dividend reinvestment
 1995                                               program
Quarter ended January 31,       171,122            Shares issued through dividend reinvestment
 1996                                               program
Quarter ended January 31,       144,988            Shares issued through dividend reinvestment
 1997                                               program
Quarter ended January 31,       130,732            Shares issued through dividend reinvestment
 1998                                               program
Quarter ended July 31,          (33,200)           Buy back of common stock
 2001
Quarter ended January 31,        (9,900)           Buy back of common stock
 2002
Quarter ended April 30,         (39,000)           Buy back of common stock
 2002
Quarter ended July 31,          (77,300)           Buy back of common stock
 2002
Quarter ended October 31,      (137,100)           Buy back of common stock
 2002
--------------------------------------------------------------------------------------------------------
* The Fund changed fiscal year end from September 30 to October 31.

26 Aberdeen Australia Equity Fund, Inc.

Other Information (Unaudited)

Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at
(800) 451-6788.

EquiServe Trust Company, N.A. (the 'Plan Agent') serves as agent for the shareholders in administering the Plan. Dividends and capital gains distributions payable to Plan participants will be promptly invested. If the Plan declares an income dividend or capital gains distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that dividend or distribution in newly issued shares on identical terms and conditions.

In every other case Plan participants will receive shares on the following basis: If the market price of the Fund's common stock plus any brokerage commission is equal to or exceeds net asset value, Plan participants will receive newly issued shares valued at the greater of net asset value or 95% of current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

                                         Aberdeen Australia Equity Fund, Inc. 27

The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund. Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

All correspondence concerning the Plan should be directed to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.
28 Aberdeen Australia Equity Fund, Inc.

                       This page intentionally left blank

Management of the Fund (Unaudited)

Board of Directors Information

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed 'interested persons' (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading 'Interested Directors.' Directors who are not interested persons as described above are referred to in the table below under the heading 'Independent Directors.'

Interested Directors

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)       Office                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
Laurence S. Freedman, A.M.**    Class III     Term expires    Mr. Freedman has over 35          3        EquitiLink Holdings Pty.
25 Lime Street                  Director      2003; Director  years of experience in                     Limited (holding company);
Suite 405                                     since 1985      funds management with a                    Aberdeen Leaders Limited
Sydney, NSW 2000                                              focus on global investment                 (investment company); TEN
Australia                                                     analysis. Prior to                         Network Holdings Limited
Age: 59                                                       founding EquitiLink in                     (television network); EIML
                                                              1981, he was Director of                   Australia Pty. Limited
                                                              Investment at BT Australia                 (investment company); Link
                                                              Limited. Mr. Freedman's                    Enterprises
                                                              areas of fund management                   (International) Pty. Ltd.;
                                                              specialization include                     Link Traders Pty. Ltd.;
                                                              investment in resource and                 Link Traders (Aust) Pty.
                                                              development companies,                     Ltd.; Letota Pty. Ltd.
                                                              international economies
                                                              and the geo-political
                                                              impact on investment
                                                              markets. He was Chairman
                                                              of the Fund from 1995 to
                                                              2001 and President of the
                                                              Fund from its inception
                                                              until 2000. Mr. Freedman
                                                              was founder of the Fund's
                                                              Investment Adviser, and
                                                              until December 2000, he
                                                              was Joint Managing
                                                              Director of the Fund's
                                                              Investment Adviser, and a
                                                              Director of the Fund's
                                                              Investment Manager.
                                                              Mr. Freedman was also
                                                              Chairman from 1995 to
                                                              2000, Vice-President from
                                                              1986 to 2001, and Director
                                                              from 1986 to 2000, of
                                                              Aberdeen Asia-Pacific
                                                              Income Fund, Inc.;
                                                              Chairman from 2000 to
                                                              2001, President from 1992
                                                              to 2001 and a Director
                                                              since 1992 of Aberdeen
                                                              Global Income Fund, Inc.
                                                              Joint Managing Director
                                                              from 1986 to 2000 of
                                                              Aberdeen Asia-Pacific
                                                              Income Investment Company
                                                              Limited; and Joint
                                                              Managing Director from
                                                              1986 to 2000 of EquitiLink
                                                              Limited (holding company).

30 Aberdeen Australia Equity Fund, Inc.  Aberdeen Australia Equity Fund, Inc. 31

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)       Office                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
Hugh Young**                    Chairman of   Term as         Mr. Young has been                1        Mr. Young is a director of
21 Church Street                the Board,    Director        Managing Director of                       foreign funds advised by
Pound01-01 Capital Square Two   Class II      expires 2005;   Aberdeen Asset Management                  entities affiliated with
Singapore 049480                Director;     Director since  PLC (parent company of the                 the Investment Manager and
Age: 44                         President     2001            Fund's Investment Manager                  the Investment Adviser.
                                                              and Investment Adviser)
                                                              (from 1991 to 2002);
                                                              Managing Director of
                                                              Aberdeen Asset Management
                                                              Asia Limited (affiliate of
                                                              the Fund's Investment
                                                              Manager and Investment
                                                              Adviser) (since 1992);
                                                              Managing Director of
                                                              Aberdeen International
                                                              Fund Managers Limited
                                                              (affiliate of the Fund's
                                                              Investment Manager and
                                                              Investment Adviser) (since
                                                              2000); Director of the
                                                              Investment Manager and the
                                                              Investment Adviser (since
                                                              2001); President (since
                                                              2001) of the Fund and of
                                                              Aberdeen Asia-Pacific
                                                              Income Fund, Inc. and
                                                              Aberdeen Global Income
                                                              Fund, Inc.
---------------------------
 * Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen
   Global Income Fund, Inc. have a common Investment Manager
   and Investment Adviser with the Fund, and may thus be
   deemed to be part of the same 'Fund Complex' as the Fund.
** Mr. Freedman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset
   Management PLC, the parent company of the Fund's
   Investment Manager and Investment Adviser. Mr. Young is
   deemed to be an interested person because of his
   affiliation with the Fund's Investment Manager and
   Investment Adviser.

Independent Directors

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)       Office                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
Anthony E. Aaronson             Class I       Term expires    Mr. Aaronson is owner of          2        Aberdeen Asia-Pacific
110 E. 9th Street               Director      2004; Director  Tony Aaronson Textiles. He                 Income Fund, Inc.
Suite 721B                                    since 1985      was Director of the
Los Angeles, CA 90079                                         Textile Association of Los
Age: 65                                                       Angeles from 1997 to 2000.
                                                              Mr. Aaronson has extensive
                                                              experience in the
                                                              management of private
                                                              investments. He served as
                                                              Chairman of the Audit
                                                              Committee of the Fund from
                                                              the inception of the Fund
                                                              until 2000.

32 Aberdeen Australia Equity Fund, Inc.  Aberdeen Australia Equity Fund, Inc. 33

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)       Office                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
David L. Elsum, A.M.            Class III     Term expires    Mr. Elsum has over 20             3        Aberdeen Global Income
9 May Grove                     Director      2003; Director  years of experience in                     Fund, Inc.; Aberdeen
South Yarra, Victoria 3141                    since 1985      investment and insurance                   Asia-Pacific Income Fund,
Australia                                                     markets. He was a member                   Inc.; Aberdeen
Age: 65                                                       of the Corporations and                    Asia-Pacific Income
                                                              Securities Panel of the                    Investment Company
                                                              Australian Securities                      Limited; Melbourne
                                                              Commission until 2000, a                   Wholesale Fish Market Pty.
                                                              member of the Australian                   Ltd.; Queen Victoria
                                                              Federal Government                         Market Pty. Ltd.
                                                              Administrative Appeals                     (municipal market);
                                                              Tribunal until 2001,                       Financial Planning
                                                              Chairman of Audit Victoria                 Association Limited
                                                              (government statutory                      (industry association);
                                                              authority) from 1997 to                    Aberdeen Leaders Limited
                                                              2000, and has been a                       (investment company).
                                                              member of the State of
                                                              Victoria Regulator-General
                                                              Appeal Panel since 2001.
                                                              Mr. Elsum is Chairman of
                                                              Stodart Investment Pty.
                                                              Ltd. Previously, he was
                                                              founding Managing Director
                                                              of Capel Court Investment
                                                              Bank, and Chief Executive
                                                              of several major public
                                                              companies, including The
                                                              MLC Limited (insurance)
                                                              and President of the State
                                                              of Victoria Superannuation
                                                              Fund (pension fund
                                                              management).

Howard A. Knight                Class II      Term expires    Mr. Knight has over 30            2        Aberdeen Asia-Pacific
421 Glenbrook Road, Pound2      Director      2005; Director  years of experience in                     Income Fund, Inc.; Lions
Stamford, CT 06906                            since 1993      financial markets and has                  Gate Entertainment Corp.
Age: 60                                                       been actively involved in                  (film production and
                                                              the Australian financial                   distribution); Agaton
                                                              markets for more than 25                   Fitness AG.
                                                              years. From 1991 to 1994,
                                                              he served as President of
                                                              Investment Banking, Equity
                                                              Transactions and Corporate
                                                              Strategy at Prudential
                                                              Securities. From 1996 to
                                                              2001, Mr. Knight served as
                                                              Vice Chairman and Chief
                                                              Operating Officer of SBS
                                                              Broadcasting SA (European
                                                              television and radio
                                                              broadcasting), where he
                                                              was actively involved in
                                                              investment management and
                                                              capital markets. Mr.
                                                              Knight is currently an
                                                              independent director and
                                                              management adviser.

34 Aberdeen Australia Equity Fund, Inc.  Aberdeen Australia Equity Fund, Inc. 35

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)       Office                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
Neville J. Miles                Class I       Term expires    Mr. Miles has over 20             3        Aberdeen Asia-Pacific
2 Paddington Street             Director      2004; Director  years of international                     Income Fund, Inc.;
Paddington, NSW 2021 Australia                since 1996      investment banking                         Aberdeen Global Income
Age: 56                                                       experience. He was                         Fund, Inc.; Aberdeen
                                                              formerly head of Corporate                 Asia-Pacific Income
                                                              Treasury at Westpac                        Investment Company
                                                              Banking Corporation and                    Limited; Aberdeen Leaders
                                                              Managing Director of Ord                   Limited (investment
                                                              Minnett Securities Limited                 company).
                                                              (stockbrokers). Mr. Miles
                                                              has extensive experience
                                                              in the areas of corporate
                                                              acquisitions and equity
                                                              offerings.
                                                              Mr. Miles is currently an
                                                              investor and real estate
                                                              developer. He has served,
                                                              for over five years, as a
                                                              Director of Ballyshaw Pty.
                                                              Ltd.
                                                              (investing/consulting) and
                                                              Dawnglade Pty. Ltd. (real
                                                              estate investment), and
                                                              has served as a Director
                                                              of Villepen Pty. Ltd.
                                                              (real estate investment
                                                              company) since 1999; Sonic
                                                              Communications Pty. Ltd.
                                                              since 2000, and Commsecure
                                                              Limited since 2002.

Peter J. O'Connell              Class III     Term expires    Mr. O'Connell is involved         2        Aberdeen Asia-Pacific
3 Spring Street                 Director      2003; Director  in modern technology                       Income Fund, Inc.
Suite 8, Level 6                              since 1999      developments, has
Sydney, NSW 2000                                              extensive business
Australia                                                     experience in the Asian
Age: 49                                                       region, and has served as
                                                              an international mergers
                                                              and acquisitions lawyer in
                                                              this region. Mr. O'Connell
                                                              is admitted as a solicitor
                                                              in Australia and he has
                                                              been Chief Executive
                                                              Officer of Smart Device
                                                              Marketing Company since
                                                              2001. Mr. O'Connell has
                                                              also served as Chief
                                                              Executive Officer of Lang
                                                              Holdings (Aust) Pty. Ltd.
                                                              (technology consulting)
                                                              since 2001; and Chief
                                                              Executive Officer of Ten
                                                              Ventures Pty. Ltd.
                                                              (establishment of
                                                              media-based internet
                                                              businesses) from 1999
                                                              until 2000. Mr. O'Connell
                                                              was Chief of Operations of
                                                              Consolidated Press
                                                              Holdings Pty. Limited
                                                              (supervision of private
                                                              equity investments) from
                                                              1997 to 1999; Chief
                                                              Executive Officer (from
                                                              1994 to 1996) and Director
                                                              (from 1994 to 1999) of
                                                              Hargrave Consultants Pty.
                                                              Ltd., (technology
                                                              consulting).

36 Aberdeen Australia Equity Fund, Inc.  Aberdeen Australia Equity Fund, Inc. 37

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)       Office                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
William J. Potter               Class II      Term expires    Mr. Potter has extensive          3        Aberdeen Global Income
236 West 27th Street            Director      2003; Director  experience in investment                   Fund, Inc.; Aberdeen
3rd Floor                                     since 1985      banking and fund                           Asia-Pacific Income Fund,
New York, NY 10001                                            management. Mr. Potter has                 Inc.; Aberdeen
Age: 54                                                       held senior positions with                 Asia-Pacific Income
                                                              Toronto Dominion Bank,                     Investment Company
                                                              Barclays Bank PLC, and                     Limited; National Foreign
                                                              Prudential Securities,                     Trade Counsel (trade
                                                              Inc., as well as board of                  association); Alexandria
                                                              director positions with                    Bancorp (banking group in
                                                              investment funds involving                 Cayman Islands; E.C.
                                                              over $20 billion in assets                 Power, Inc. (energy
                                                              since 1983. Mr. Potter has                 company); Alexandria
                                                              been involved in the                       Funds.
                                                              Australian capital markets
                                                              since 1974, including
                                                              management and board of
                                                              director positions with a
                                                              noted Australian brokerage
                                                              house. Mr. Potter is
                                                              President of a U.S.
                                                              investment bank and has
                                                              securities licenses in
                                                              both the U.S. and Canada.
                                                              Mr. Potter also has
                                                              extensive securities
                                                              underwriting experience in
                                                              various capital markets
                                                              with an emphasis on
                                                              natural resources.
                                                              Mr. Potter is currently
                                                              President of Ridgewood
                                                              Group International Ltd.,
                                                              an international
                                                              consulting and merchant
                                                              banking company, and
                                                              President of Ridgewood
                                                              Capital Funding, Inc., a
                                                              private placement
                                                              securities firm.

Peter D. Sacks                  Class II      Term expires    Mr. Sacks is currently            3        Aberdeen Asia-Pacific
445 King Street West,           Director      2005; Director  Managing Partner of Toron                  Income Fund, Inc.;
4th Floor                                     since 1999      Capital Markets, Inc., a                   Aberdeen Global Income
Toronto, Ontario M5V 1K4                                      company he established in                  Fund, Inc.; Aberdeen
Canada                                                        1988 to design and manage                  Asia-Pacific Income
Age: 57                                                       customized equity, fixed                   Investment Company
                                                              income and currency                        Limited; Aberdeen G7
                                                              portfolios for individual                  Trust; First Horizon
                                                              and corporate clients. Mr.                 Holdings Ltd.; First
                                                              Sacks also serves on the                   Horizon Capital Corp.;
                                                              Boards of Directors of                     Cirrus Financial Concepts
                                                              Toron Capital Markets,                     Inc.
                                                              Inc. (portfolio
                                                              management), Toron Capital
                                                              Management, Ltd. and Toron
                                                              Asset Management, Inc.

38 Aberdeen Australia Equity Fund, Inc.  Aberdeen Australia Equity Fund, Inc. 39

                                                                                            Number of
                                                                                            Funds in
                                                 Term of                                      Fund
                                Position(s)       Office                                    Complex*               Other
                                Held With     and Length of    Principal Occupation(s)     Overseen by       Directorships Held
Name, Address and Age           the Fund       Time Served      During Past Five Years      Director            by Director
-----------------------------------------------------------------------------------------------------------------------------------
John T. Sheehy                  Class III     Term expires    Mr. Sheehy has over 30            3        Aberdeen Global Income
560 Sylvan Avenue               Director      2003; Director  years' experience in                       Fund, Inc.; Aberdeen
Englewood Cliffs, NJ 07632                    since 1985      investment banking with                    Asia-Pacific Income Fund,
Age: 60                                                       companies such as J.P.                     Inc.; Aberdeen
                                                              Morgan & Company and Bear,                 Asia-Pacific Income
                                                              Stearns & Co. Inc. His                     Investment Company
                                                              specialty areas include                    Limited.
                                                              securities valuation,
                                                              public offerings and
                                                              private placements of debt
                                                              and equity securities,
                                                              mergers and acquisitions
                                                              and management buyout
                                                              transactions. He has been
                                                              Senior Managing Director
                                                              of B.V. Murray and Company
                                                              (investment banking) since
                                                              2001, and Managing Member
                                                              of The Value Group LLC
                                                              (private equity) since
                                                              1997.
---------------------------
 * Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen
   Global Income Fund, Inc. have a common Investment Manager
   and Investment Adviser with the Fund, and may thus be
   deemed to be part of the same 'Fund Complex' as the Fund.

Information Regarding Officers who are not Directors

                                                 Term of
                                Position(s)      Office**
                                Held With     and Length of    Principal Occupation(s)
Name, Address and Age           the Fund*      Time Served      During Past Five Years
----------------------------------------------------------------------------------------
Michael Karagianis              Vice          Since 2002      Vice President (since
One Bow Churchyard              President                     2002) and Assistant Vice
London EC4M 9HH                                               President (from 2001 to
United Kingdom                                                2002) of the Fund;
Age: 37                                                       Director of Economics and
                                                              Investment Strategy of the
                                                              Fund's Investment Adviser
                                                              (since 1999); Director of
                                                              Portfolio Investment of
                                                              County Investment
                                                              Management (from 1995 to
                                                              1999).

Christian Pittard               Treasurer     Since 2001      Managing Director of the
P.O. Box 641                    and                           Fund's Investment Manager
One Seaton Place                Assistant                     (since 2001); Managing
St. Helier, Jersey JE4 8YJ      Secretary                     Director of Aberdeen
Channel Islands                                               Private Wealth Management
Age: 29                                                       (affiliate of the Fund's
                                                              Investment Manager and
                                                              Investment Adviser);
                                                              Chartered Accountant, KPMG
                                                              (from 1994 to 1998) and
                                                              Quorum Trust Group (1998).

40 Aberdeen Australia Equity Fund, Inc.  Aberdeen Australia Equity Fund, Inc. 41

                                                 Term of
                                Position(s)      Office**
                                Held With     and Length of    Principal Occupation(s)
Name, Address and Age           the Fund*      Time Served      During Past Five Years
----------------------------------------------------------------------------------------
Roy M. Randall                  Secretary     Since 1986      Partner of Stikeman,
Level 40, Chifley Tower                                       Elliott, Australian
Two Chifley Square                                            counsel to the Fund.
Sydney, NSW 2000
Australia
Age: 66
---------------------------
 * The named officer holds the same position(s) with
   Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen
   Global Income Fund, Inc., both of which may be deemed to
   be part of the same 'Fund Complex' as the Fund.
** Officers hold their positions with the Fund until a
   successor has been duly elected and qualified. Officers
   are generally elected annually at the meeting of the
   Board of Directors next following the annual meeting of
   stockholders. The officers were last elected on June 19,
   2002.

42 Aberdeen Australia Equity Fund, Inc.  Aberdeen Australia Equity Fund, Inc. 43

Directors                         Officers

Hugh Young, Chairman              Hugh Young, President
Anthony E. Aaronson               Michael Karagianis, Vice President
David L. Elsum                    Christian Pittard, Treasurer and
Laurence S. Freedman                Assistant Secretary
Howard A. Knight                  Roy M. Randall, Secretary
Neville J. Miles                  James Blair, Assistant Vice President
Peter J. O'Connell                Beverley Hendry, Assistant Treasurer
William J. Potter                 Timothy Sullivan, Assistant Treasurer
Peter D. Sacks                    Simon Bignell, Assistant Treasurer
John T. Sheehy                    Jack R. Benintende, Assistant Treasurer
                                  Allan S. Mostoff, Assistant Secretary
                                  Margaret A. Bancroft, Assistant Secretary
                                  Sander M. Bieber, Assistant Secretary

This report, including the financial statements herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Corporate Information

Investment Manager      Aberdeen Asset Managers (C.I.) Limited
                        P.O. Box 578, 17 Bond Street
                        St. Helier, Jersey, JE4 5XB Channel Islands

Investment Adviser      Aberdeen Asset Management Limited
                        Level 6, 201 Kent Street
                        Sydney, NSW 2000, Australia

Administrator           Prudential Investments LLC
                        Gateway Center Three
                        100 Mulberry Street
                        Newark, NJ 07102-4077

Custodian               State Street Bank and Trust Company
                        One Heritage Drive
                        North Quincy, MA 02171

Transfer Agent          EquiServe Trust Company, N.A.
                        P.O. Box 43011
                        Providence, RI 02940-3011

Independent Accountants PricewaterhouseCoopers LLP
                        1177 Avenue of the Americas
                        New York, NY 10036

Legal Counsel           Dechert
                        1775 Eye Street N.W.
                        Washington, DC 20006-2401

                        Stikeman Elliott
                        Level 40, Chifley Tower
                        Two Chifley Square
                        Sydney, NSW 2000, Australia

Investor Relations      Aberdeen Asset Management
                        45 Broadway, 31st Floor
                        New York, NY 10006
                        (800) 522-5465 or (212) 968-8800
                        InvestorRelations@aberdeen-asset.com

                                 (LOGO)
                                Aberdeen
                             ASSET MANAGERS
                  Aberdeen Asset Managers (C.I.) Limited


  Shares of Aberdeen Australia Equity Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol "IAF". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

                            003011103